UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.


                          SCHEDULE 14A INFORMATION


        PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ]       Confidential, for Use of the Commission Only (as permitted by
          Rule14a-6(e)(2))
[ ]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[X]       Soliciting Material Pursuant to Rule 14a-12

                             THE ROUSE COMPANY
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              (Name of Registrant as Specified in its Charter)

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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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The following is a set of Frequently Asked Questions that was first posted on Rouse's intranet on September 24, 2004.


SEPTEMBER 24, 2004

QUESTIONS BY EMPLOYEES OF THE ROUSE COMPANY
REGARDING THE MERGER WITH
GENERAL GROWTH PROPERTIES

WILL EXISTING TRC EMPLOYEES AUTOMATICALLY BECOME EMPLOYEES OF THE NEW COMBINED COMPANY AT CLOSING OR WILL THERE BE A SPECIFIC OFFER TO EVERY EMPLOYEE TO BECOME A PART OF THE NEW MERGED COMPANY?

Upon the closing, employees will continue their employment with the combined company, in their current position at their current compensation and at their current location, unless communicated otherwise.

WHEN WILL SPECIFIC EMPLOYEES BE NOTIFIED OF SPECIAL BONUSES FOR RETENTION - IS THAT PROCESS ON A PERSON BY PERSON BASIS?

Within the next few days, employees in the Columbia office who are eligible to receive Enhanced Severance and/or Stay Bonuses will be notified in writing. The memos will be distributed by the eligible employees' supervisors.

WHAT IS A STAY BONUS?

A stay bonus is an additional cash incentive for selected eligible employees. The Stay Bonus will be paid on a specified date following closing or the employee's post closing termination date, whichever is earlier.

WHAT IS AN ENHANCED SEVERANCE?

Enhanced Severance supplements the current Rouse severance to give selected eligible employees a larger severance payment. Enhanced Severance, like the current Rouse severance benefits, will be payable until the first anniversary of the closing.

WHAT IS THE DIFFERENCE BETWEEN A STAY BONUS AND ENHANCED SEVERANCE?

Enhanced Severance is only payable upon an employee's post closing termination of employment. A Stay Bonus will be paid if an employee continues employment until a specific date post closing or upon an earlier post-closing termination of employment.

WHAT CRITERIA WERE USED TO IDENTIFY EMPLOYEES ELIGIBLE FOR ENHANCED SEVERANCE OR STAY BONUS?

Generally, a number of factors were considered, such as the employee's position, existing severance package (including its effect on continued employment) and the employee's role in the pre-closing and post-closing operations of Rouse and the combined companies.

WHAT IF I DIDN'T RECEIVE A STAY BONUS OR ENHANCED SEVERANCE MEMO?

If you did not receive a memo, this is not a "signal" or indication that a decision has been made to eliminate your position. As stated above, employees will continue their employment unless communicated otherwise. Also, Rouse's current severance package will continue to apply to you for a period of one year following the closing.

WILL ADDITIONAL ROUSE EMPLOYEES RECEIVE A STAY BONUS OR ENHANCED SEVERANCE?

While there are no specific plans at this time to award additional Stay Bonuses or Enhanced Severance, additional award decisions could be made in the future.

WHAT WILL BE THE SEVERANCE PAYMENT PROCEDURE FOR EMPLOYEES - WILL WE GET PAID EVERY TWO WEEKS FOR THE DURATION OF THE SEVERANCE PERIOD OR PAID IN A LUMP SUM, WITH TAX IMPLICATIONS?

All severance payments will be lump sum. Tax implications vary by individual and employees should review their questions with their personal tax advisor.

WHAT ARE MY BENEFITS UNDER ROUSE'S REGULAR SEVERANCE POLICY?

Please refer to our FAQs dated September 17, 2004.


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                   CAUTIONARY FORWARD-LOOKING STATEMENTS

This document includes forward-looking statements, which reflect the Company's current view with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from historical or anticipated results. The words "will," "plan," "believe," "expect," "anticipate," "should," "target," "intend" and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a discussion of certain factors that could cause actual results to differ materially from historical or anticipated results, including real estate investment risks, development risks and changes in the economic climate, see Exhibit 99.1 of the Company's Form 10-Q for the quarter ended June 30, 2004.

                           ADDITIONAL INFORMATION

In connection with the proposed merger, the Company will be filing a proxy statement on Schedule 14A with the Securities and Exchange Commission ("SEC"). INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE MERGER. The final proxy statement will be mailed to the Company's stockholders. Investors and security holders may also obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's web site at http://www.sec.gov. Copies of the Company's SEC filings are also available on the Company's website at http://www.therousecompany.com under "Investor Relations." Free copies of the proxy statement, once available, and the Company's other filings with the SEC may also be obtained from the Company free of charge by directing a request to The Rouse Company, 10275 Little Patuxent Parkway, Columbia, Maryland 21044, Attention: Investor Relations.

INVESTORS SHOULD READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISIONS.

Information regarding the Company's directors and executive officers who were in office at the time of the Company's 2004 annual meeting of stockholders is available as to those directors and executive officers in the Company's proxy statement for that meeting which was filed with the SEC on April 2, 2004. In addition to those directors and executive officers, a director appointed since the 2004 annual meeting, other members of the Company's management and its employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.